Pittston Minerals Group
                         Reports Second Quarter Results

Richmond, VA - July 24, 1997 - Pittston Minerals Group reported a net loss of $1.2 million, or $.26 per share (primary and fully diluted), in the second quarter ended June 30, 1997. A year earlier, net income was $2.6 million, or $.35 per share ($.27 fully diluted). Through six months, the net loss was $.2 million, $.25 per share (primary and fully diluted), compared to net income of $5.7 million, or $.60 per share ($.57 fully diluted), in the 1996 period.

Pittston Coal Company
The coal segment's operating profit was $1.2 million in the second quarter compared to $5.2 million in the same period in 1996. Operating profit a year-ago included $4.0 million of a one-time benefit related to litigation settlements and additional Virginia tax credits.

Second quarter coal sales volume was 5.1 million tons compared to 5.8 million tons in the prior year quarter. Steam and metallurgical coal sales amounted to
3.3 million and 1.8 million tons compared to 3.8 million and 2.0 million tons, respectively, in last year's second quarter.

Coal production totaled 4.4 million tons in the quarter, up from 4.3 million tons a year earlier. Surface production accounted for 63% of total production compared to 68% in the second quarter of 1996.

The second quarter 1997 coal margin per ton increased slightly from last year, although last year's production costs benefitted from additional Virginia tax credits. The decrease in other operating income of $4.0 million is primarily the result of the inclusion in 1996 of $3.0 million of litigation settlements and $.7 million of additional gains on asset sales. Selling, general and administrative costs improved while costs associated with inactive employees and idle facilities were unchanged.

Both the steam and metallurgical coal markets remain weak and the company is reviewing its operating plans to reflect the realities of the current market.

Pittston Mineral  Ventures
Pittston Mineral Ventures (PMV) reported a $1.3 million operating loss in the second quarter compared to a $0.6 million operating profit a year earlier. The Stawell gold mine in western Victoria, Australia, in which PMV has a 67% direct and indirect interest, produced 18,600 ounces of gold in the second quarter compared to 23,700 ounces in the prior year quarter. The average cash cost per ounce sold was US $370 in the second quarter of 1997 compared to US $304 in the prior year quarter. PMV's year-to-date operating loss was $1.8 million compared to an operating profit of $1.7 million for the first six months of 1996.

The poor performance at the Stawell Gold mine was caused by lower production and higher costs associated with the collapse of a new ventilation shaft during its construction. No injuries were associated with the collapse, however, lower production and remedial work had a significant negative impact on costs. The potential for rehabilitating the shaft is currently being evaluated. While operations at Stawell have returned to near normal levels, the collapse of the shaft and the substantial decline of gold prices during the second quarter have prompted a comprehensive review of Stawell's operating plan in order to improve near-term results.

Early in July, PMV closed a gold forward sale hedge position resulting in a gain of $3.4 million, which will be recognized over the next 18,000 ounces of gold sales.

The initial mining and commissioning of the Silver Swan nickel project has proceeded according to expectations and the complex is now fully operational. The initial shipment of nickel concentrate is expected to take place in the third quarter with subsequent ramp up to full production by mid-1998. PMV is continuing gold exploration projects in Nevada and Australia with its joint venture partner.

Financial - Consolidated
The Pittston Company reported net income of $14.7 million in the second quarter compared to $25.4 million in the second quarter of 1996. For the first six months of 1997, net income totaled $36.0 million compared to $44.0 million in 1996. Consolidated cash flow from operating activities totaled $85.5 million for the six months ended June 30, 1997. Total debt at June 30, 1997 was $297.4 million. The Pittston Company's credit rating was recently raised to 'BBB' by Standard & Poor's Corporation.

                                   **********

Pittston Minerals Group Common Stock (NYSE-PZM), Pittston Brink's Group Common Stock (NYSE-PZB) and Pittston Burlington Group Common Stock (NYSE-PZX) represent the three classes of common stock of The Pittston Company, a diversified company with interests in mining and minerals exploration through Pittston Coal Company and Pittston Mineral Ventures (Pittston Minerals Group), security services through Brink's, Incorporated and Brink's Home Security, Inc. (Pittston Brink's Group) and global freight transportation and logistics management services through Burlington Air Express Inc. (Pittston Burlington Group). Copies of the Pittston Brink's Group and Pittston Burlington Group earnings releases are available upon request.




                                                  Pittston Minerals Group
                                               Supplemental Financial Data
                                                        (Unaudited)

                                                   PITTSTON COAL COMPANY


                                                          Three Months Ended June 30
          Six Months Ended June 30
(In thousands)                                                1997              1996
             1997             1996
---------------------------------------------------------------------------------------------------------------------------


Net sales                                             $    154,073           169,896
          308,666          335,364
Operating profit                                      $      1,232             5,190
            4,855            9,567

COAL SALES (Tons)
Metallurgical                                                1,823             1,954
            3,714            3,999
Utility and industrial                                       3,294             3,831
            6,523            7,403
---------------------------------------------------------------------------------------------------------------------------

Total coal sales                                             5,117             5,785
           10,237           11,402
---------------------------------------------------------------------------------------------------------------------------


PRODUCTION/PURCHASED (Tons)
Deep                                                         1,324               991
            2,426            2,053
Surface                                                      2,739             2,870
            5,398            5,586
Contract                                                       373               459
              736              854
---------------------------------------------------------------------------------------------------------------------------

                                                             4,436             4,320
            8,560            8,493
Purchased                                                      963             1,376
            2,303            2,984
---------------------------------------------------------------------------------------------------------------------------

Total                                                        5,399             5,696
           10,863           11,477
---------------------------------------------------------------------------------------------------------------------------



                                                          Three Months Ended June 30
          Six Months Ended June 30
(In thousands)                                                1997              1996
             1997             1996
---------------------------------------------------------------------------------------------------------------------------


Net coal sales (a)                                    $    151,303           168,551
          304,001          332,459
Current production cost
   of coal sold (a)                                        140,554           156,947
          282,126          314,918
---------------------------------------------------------------------------------------------------------------------------

Coal margin                                                 10,749            11,604
           21,875           17,541
Non-coal margin                                                527               249
            1,245              857
Other operating income, net                                  2,078             6,109
            5,783            9,050
---------------------------------------------------------------------------------------------------------------------------

Margin and other income                                     13,354            17,962
           28,903           27,448
---------------------------------------------------------------------------------------------------------------------------

Other costs and expenses:
   Idle equipment and closed mines                             250               200
              557              459
   Inactive employee cost                                    7,097             7,063
           13,780           14,487
   Selling, general and
     administrative expenses                                 4,775             5,509
            9,711           10,745
---------------------------------------------------------------------------------------------------------------------------

Total other costs and expenses                              12,122            12,772
           24,048           25,691
---------------------------------------------------------------------------------------------------------------------------

Operating profit (loss) (before
   restructuring and other
   credits and SFAS 121) (b)                          $      1,232             5,190
            4,855            1,757
---------------------------------------------------------------------------------------------------------------------------

Coal margin per ton:
   Realization                                        $      29.57             29.14
            29.70            29.16
   Current production costs                                  27.47             27.13
            27.56            27.62
---------------------------------------------------------------------------------------------------------------------------

Coal margin                                           $       2.10              2.01
             2.14             1.54
---------------------------------------------------------------------------------------------------------------------------


(a)  Excludes non-coal components.
(b) Restructuring and other credits in the six months ended June 30, 1996 consist of an impairment loss related to the adoption of SFAS No. 121 of $29,948 ($26,312 in cost of sales and $3,636 in selling, general and administrative expenses), a gain from the settlement of the Evergreen Case of $35,650 and a benefit from excess restructuring liabilities of $2,108. Both the gain from the Evergreen Case and the benefit from excess restructuring liabilities are included in the operating profit of the Pittston Coal Company as "Restructuring and other credits, including litigation accrual".




                                             PITTSTON MINERAL VENTURES COMPANY
                                                        (Unaudited)



(In thousands, except                                 Three Months Ended June 30
          Six Months Ended June 30
ounce data)                                               1997              1996
             1997             1996
---------------------------------------------------------------------------------------------------------------------------


Stawell Gold Mine:
   Gold sales                                      $     3,718             5,404
            7,999          10,106
   Other revenue (expense)                                  20               (32)
               29              50
--------------------------------------------------------------------------------------------------------------------------

Net sales                                                3,738             5,372
            8,028          10,156

Cost of sales (a)                                        3,666             4,139
            7,297           7,105
Selling, general and
   administrative expenses (a)                             381               272
              679             534
--------------------------------------------------------------------------------------------------------------------------

Total costs and expenses                                 4,047             4,411
            7,976           7,639
--------------------------------------------------------------------------------------------------------------------------

Operating profit (loss)-Stawell
   Gold Mine                                              (309)              961
               52           2,517
Other operating expense, net                            (1,001)             (386)
           (1,817)           (768)
--------------------------------------------------------------------------------------------------------------------------

Operating (loss) profit                            $    (1,310)              575
           (1,765)          1,749
--------------------------------------------------------------------------------------------------------------------------


Stawell Gold Mine:
   Mineral Ventures' 50%
     direct share:
     Ounces sold                                         9,665            12,841
           20,241          24,600
     Ounces produced                                     9,315            11,868
           20,266          23,982
   Average per ounce sold (US$):
     Realization                                   $       385               421
              395             411
     Cash cost                                             370               304
              348             275
--------------------------------------------------------------------------------------------------------------------------


(a) Excludes $26 and $797, and $68 and $1,414, of non-Stawell related cost of sales and selling, general and administrative expenses for the quarter and six months ended June 30, 1997, respectively. Excludes $678 and $1,204, of non-Stawell related selling, general and administrative expenses for the quarter and six months ended June 30, 1996, respectively. Such costs are reclassified to cost of sales and selling, general and administrative expenses in the Minerals Group income statement.





                                                  Pittston Minerals Group
                                                 STATEMENTS OF OPERATIONS
                                                        (Unaudited)


(In thousands, except                                     Three Months Ended June 30
          Six Months Ended June 30
per share data)                                               1997              1996
             1997             1996
--------------------------------------------------------------------------------------------------------------------------


Net sales                                             $    157,812           175,268
          316,695         345,520
--------------------------------------------------------------------------------------------------------------------------


Cost of sales                                              153,836           169,444
          307,248         365,329
Restructuring and other credits,
   including litigation accrual                                  -                 -
                -         (37,758)
Selling, general and
   administrative expenses                                   7,307             8,023
           14,716          19,057
--------------------------------------------------------------------------------------------------------------------------

Total costs and expenses                                   161,143           177,467
          321,964         346,628

Other operating income, net                                  1,899             6,400
            5,447           9,486
--------------------------------------------------------------------------------------------------------------------------


Operating (loss) profit                                     (1,432)            4,201
              178           8,378
Interest income                                                335               197
              617             322
Interest expense                                            (2,734)           (2,671)
           (5,359)         (5,623)
Other expense, net                                            (452)             (517)
             (902)           (890)
--------------------------------------------------------------------------------------------------------------------------

(Loss) income before income taxes                           (4,283)            1,210
           (5,466)          2,187
Credit for income taxes                                     (3,120)           (1,434)
           (5,250)         (3,477)
--------------------------------------------------------------------------------------------------------------------------

Net (loss) income                                           (1,163)            2,644
             (216)          5,664
Preferred stock dividends, net                                (902)              146
           (1,803)           (919)
--------------------------------------------------------------------------------------------------------------------------

Net (loss) income attributed to
   common shares                                      $     (2,065)            2,790
           (2,019)          4,745
--------------------------------------------------------------------------------------------------------------------------


Net (loss) income per common share:
   Primary                                            $       (.26)              .35
             (.25)            .60
   Fully diluted                                      $       (.26)   (a)        .27
             (.25)  (a)       .57
--------------------------------------------------------------------------------------------------------------------------


Average common shares outstanding:
   Primary                                                   8,068             7,866
            8,035           7,844
   Fully diluted                                             9,903             9,947
            9,878           9,969
--------------------------------------------------------------------------------------------------------------------------



                                                    SEGMENT INFORMATION

Net sales:
   Coal Operations                                    $    154,073           169,896
          308,666         335,364
   Mineral Ventures                                          3,739             5,372
            8,029          10,156
--------------------------------------------------------------------------------------------------------------------------

Net sales                                             $    157,812           175,268
          316,695         345,520
--------------------------------------------------------------------------------------------------------------------------


Operating (loss) profit:
   Coal Operations                                    $      1,232             5,190
            4,855           9,567
   Mineral Ventures                                         (1,310)              575
           (1,765)          1,749
--------------------------------------------------------------------------------------------------------------------------

Segment operating (loss) profit                                (78)            5,765
            3,090          11,316
General corporate expense                                   (1,354)           (1,564)
           (2,912)         (2,938)
--------------------------------------------------------------------------------------------------------------------------

Operating (loss) profit                               $     (1,432)            4,201
              178           8,378
--------------------------------------------------------------------------------------------------------------------------


See accompanying notes.

(a) Fully diluted net income per share is considered to be the same as primary since the effect of common stock equivalents and the assumed conversion of preferred stock was either antidilutive or insignificant.




                                                  Pittston Minerals Group
                                                 CONDENSED BALANCE SHEETS




 June 30               December 31
(In thousands)
    1997                      1996
---------------------------------------------------------------------------------------------------------------------------


(Unaudited)
Assets

Current assets:
Cash and cash equivalents                                                          $
   4,115                    3,387
Accounts receivable, net of estimated amounts
   uncollectible
  84,921                   88,552
Inventories and other current assets
 106,952                   67,691
--------------------------------------------------------------------------------------------------------------------------

Total current assets
 195,988                  159,630

Property, plant and equipment, at cost, net of
   accumulated depreciation, depletion and amortization
 177,012                  170,809
Coal supply contracts, net of amortization
  47,075                   52,696
Intangibles, net of amortization
 109,598                  111,103
Other assets
 207,431                  212,743
--------------------------------------------------------------------------------------------------------------------------


Total assets                                                                       $
 737,104                  706,981
--------------------------------------------------------------------------------------------------------------------------



Liabilities and Shareholder's Equity

Current liabilities                                                                $
 164,611                  184,725
Long-term debt, less current maturities
 181,124                  124,572
Postretirement benefits other than pensions
 222,554                  219,717
Workers' compensation and other claims
 101,350                  105,837
Other liabilities
  83,333                   83,790
--------------------------------------------------------------------------------------------------------------------------

Total liabilities
 752,972                  718,641

Shareholder's equity
 (15,868)                 (11,660)
--------------------------------------------------------------------------------------------------------------------------


Total liabilities and shareholder's equity                                         $
 737,104                  706,981
--------------------------------------------------------------------------------------------------------------------------


See accompanying notes.





                                                  Pittston Minerals Group
                                                 STATEMENTS OF CASH FLOWS
                                                        (Unaudited)





          Six Months Ended June 30
(In thousands)
             1997             1996
---------------------------------------------------------------------------------------------------------------------------


Cash flows from operating activities:
Net (loss) income
      $      (216)          5,664
Adjustments to reconcile net (loss) income to net cash
   provided (used) by operating activities:
   Noncash charges and other write-offs
                -          29,948
   Depreciation, depletion and amortization
           18,484          18,093
   Provision for deferred income taxes
            4,075          11,120
   Other, net
           (1,783)         (1,173)
   Changes in operating  assets and  liabilities  net of effects of acquisitions and dispositions:
     Decrease (increase) in receivables
            3,475         (18,682)
     Increase in inventories and other current assets
          (15,466)         (1,515)
     Decrease in current liabilities
           (1,951)         (7,151)
     Other, net
           (3,398)        (44,358)
---------------------------------------------------------------------------------------------------------------------------

Net cash provided (used) by operating activities
            3,220          (8,054)
---------------------------------------------------------------------------------------------------------------------------


Cash flows from investing activities:
Additions to property, plant and equipment
          (17,029)        (13,999)
Proceeds from disposal of property, plant and equipment
            2,174           2,522
Acquisitions including related contingent payments
             (791)           (746)
Other, net
             (496)          2,038
---------------------------------------------------------------------------------------------------------------------------

Net cash used by investing activities
          (16,142)        (10,185)
---------------------------------------------------------------------------------------------------------------------------


Cash flows from financing activities:
Net additions to debt
           56,025          17,731
Payments (to) from - Burlington Group/Brink's Group
          (38,074)          8,749
Other share activity
           (4,301)         (8,482)
---------------------------------------------------------------------------------------------------------------------------

Net cash provided by financing activities
           13,650          17,998
---------------------------------------------------------------------------------------------------------------------------


Net increase (decrease) in cash and cash equivalents
              728            (241)
Cash and cash equivalents at beginning of period
            3,387           4,999
---------------------------------------------------------------------------------------------------------------------------


Cash and cash equivalents at end of period
      $     4,115           4,758
---------------------------------------------------------------------------------------------------------------------------


See accompanying notes.




                      The Pittston Company and Subsidiaries
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)


(In thousands, except                                              Three Months Ended
June 30              Six Months Ended June 30
per share amounts)                                                     1997
 1996                 1997             1996
-----------------------------------------------------------------------------------------------------------------------------------


Net sales                                                      $    157,812
175,268              316,695         345,520
Operating revenues                                                  668,342
582,119            1,291,135       1,142,774
-----------------------------------------------------------------------------------------------------------------------------------

Net sales and operating revenues                                    826,154
757,387            1,607,830       1,488,294
-----------------------------------------------------------------------------------------------------------------------------------


Cost of sales                                                       153,836
169,444              307,248         365,329
Operating expenses                                                  553,434
483,250            1,072,253         956,316
Restructuring and other credits,
   including litigation accrual                                           -
    -                    -         (37,758)
Selling, general and administrative
   expenses                                                          94,455
71,026              170,098         143,322
-----------------------------------------------------------------------------------------------------------------------------------

Total costs and expenses                                            801,725
723,720            1,549,599       1,427,209
-----------------------------------------------------------------------------------------------------------------------------------


Other operating income                                                2,875
7,243                6,451          10,058
-----------------------------------------------------------------------------------------------------------------------------------

Operating profit                                                     27,304
40,910               64,682          71,143

Interest income                                                         991
  811                2,010           1,336
Interest expense                                                     (6,422)
(3,379)             (11,986)         (7,124)
Other expense, net                                                   (1,899)
(2,009)              (4,288)         (4,406)
-----------------------------------------------------------------------------------------------------------------------------------

Income before income taxes                                           19,974
36,333               50,418          60,949
Provision for income taxes                                            5,311
10,908               14,414          16,904
-----------------------------------------------------------------------------------------------------------------------------------

Net income                                                           14,663
25,425               36,004          44,045
Preferred stock dividends, net                                         (902)
  146               (1,803)           (919)
-----------------------------------------------------------------------------------------------------------------------------------

Net income attributed to common shares                         $     13,761
25,571               34,201          43,126
-----------------------------------------------------------------------------------------------------------------------------------


Pittston Brink's Group:
Net income attributed to common shares                         $     17,739
14,035               33,045          25,874
-----------------------------------------------------------------------------------------------------------------------------------


Net income per common share                                    $        .46
  .37                  .86             .68
-----------------------------------------------------------------------------------------------------------------------------------


Average common shares outstanding                                    38,230
38,152               38,209          38,105
-----------------------------------------------------------------------------------------------------------------------------------


Pittston Burlington Group:
Net (loss) income attributed to common
   shares                                                      $     (1,913)
8,746                3,175          12,507
-----------------------------------------------------------------------------------------------------------------------------------


Net (loss) income per common share:
   Primary                                                     $       (.10)
  .46                  .16         .65
   Fully diluted                                                       (.10)(a)
  .46 (a)              .16 (a)     .65 (a)
-----------------------------------------------------------------------------------------------------------------------------------


Average common shares outstanding:
   Primary                                                           19,471
19,161               19,439           19,100
   Fully diluted                                                     20,164
19,161               20,128           19,100
-----------------------------------------------------------------------------------------------------------------------------------


Pittston Minerals Group:
Net (loss) income attributed to common
   shares:                                                     $     (2,065)
2,790               (2,019)          4,745
-----------------------------------------------------------------------------------------------------------------------------------


Net (loss) income per common share:
   Primary                                                     $       (.26)
  .35                 (.25)            .60
   Fully diluted                                                       (.26)(b)
  .27                 (.25)(b)         .57
-----------------------------------------------------------------------------------------------------------------------------------


Average common shares outstanding:
   Primary                                                            8,068
7,866                8,035            7,844
   Fully diluted                                                      9,903
9,947                9,878            9,969
------------------------------------------------------------------------------------------------------------------------------------


See accompanying notes.

(a) Fully diluted net income per share is considered to be the same as primary since the effect of common stock equivalents was either antidilutive or insignificant.

(b) Fully diluted net income per share is considered to be the same as primary since the effect of common stock equivalents and the assumed conversion of preferred stock was either antidilutive or insignificant.




                      The Pittston Company and Subsidiaries
                      CONDENSED CONSOLIDATED BALANCE SHEETS




          June 30               December 31
(In thousands)
             1997                      1996
------------------------------------------------------------------------------------------------------------------------------------


      (Unaudited)
Assets

Current assets:
Cash and cash equivalents
 $         59,997                    41,217
Accounts receivable, net of estimated amounts uncollectible
          504,628                   475,859
Inventories and other current assets
          145,729                   121,338
------------------------------------------------------------------------------------------------------------------------------------

Total current assets
          710,354                   638,414

Property, plant and equipment, at cost, net of accumulated
   depreciation, depletion and amortization
          604,007                   540,851
Intangibles, net of amortization
          300,266                   317,062
Other assets
          342,519                   336,276
------------------------------------------------------------------------------------------------------------------------------------


Total assets
 $      1,957,146                 1,832,603
------------------------------------------------------------------------------------------------------------------------------------


Liabilities and Shareholders' Equity

Current liabilities
 $        592,043                   588,691
Long-term debt, less current maturities
          254,965                   158,837
Postretirement benefits other than pensions
          229,913                   226,697
Workers' compensation and other claims
          112,747                   116,893
Other liabilities
          136,863                   134,778
------------------------------------------------------------------------------------------------------------------------------------

Total liabilities
        1,326,531                 1,225,896

Shareholders' equity
          630,615                   606,707
------------------------------------------------------------------------------------------------------------------------------------


Total liabilities and shareholders' equity
 $      1,957,146                 1,832,603
------------------------------------------------------------------------------------------------------------------------------------


See accompanying notes.





                      The Pittston Company and Subsidiaries
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)




                   Six Months Ended June 30
(In thousands)
                      1997             1996
------------------------------------------------------------------------------------------------------------------------------------


Cash flows from operating activities:
Net income
             $      36,004          44,045
Adjustments to reconcile net income to net cash
   provided by operating activities:
   Noncash charges and other write-offs
                         -          29,948
   Depreciation, depletion and amortization
                    60,824          55,035
   Provision for aircraft heavy maintenance
                    16,382          16,067
   Provision for deferred income taxes
                     5,117           9,362
   Other, net
                    10,469           6,528
   Changes in operating  assets and  liabilities  net of effects of acquisitions and dispositions:
     Increase in receivables
                   (15,870)        (17,999)
     Increase in inventories and other current assets
                   (24,067)         (5,103)
     Increase (decrease) in current liabilities
                       490         (22,710)
     Other, net
                    (3,807)        (47,346)
------------------------------------------------------------------------------------------------------------------------------------

Net cash provided by operating activities
                    85,542          67,827
------------------------------------------------------------------------------------------------------------------------------------


Cash flows from investing activities:
Additions to property, plant and equipment
                   (82,236)        (78,004)
Proceeds from disposal of property, plant and equipment
                     3,698           8,262
Aircraft heavy maintenance
                   (19,350)         (9,713)
Acquisitions and related contingent payments,
   net of cash acquired
                   (54,094)           (971)
Other, net
                     6,996           4,181
------------------------------------------------------------------------------------------------------------------------------------

Net cash used by investing activities
                  (144,986)        (76,245)
------------------------------------------------------------------------------------------------------------------------------------


Cash flows from financing activities:
Additions to debt
                    99,082          21,643
Reductions of debt
                    (8,263)         (8,550)
Share and other equity activity
                   (12,595)        (12,910)
------------------------------------------------------------------------------------------------------------------------------------

Net cash provided by financing activities
                    78,224             183
------------------------------------------------------------------------------------------------------------------------------------


Net increase (decrease) in cash and cash equivalents
                    18,780          (8,235)
Cash and cash equivalents at beginning of period
                    41,217          52,823
------------------------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents at end of period
             $      59,997          44,588
------------------------------------------------------------------------------------------------------------------------------------


See accompanying notes.




                      The Pittston Company and Subsidiaries
                             Pittston Minerals Group
                         NOTES TO FINANCIAL INFORMATION



(1) The Company has three classes of common stock: Pittston Brink's Group Common Stock ("Brink's Stock"), Pittston Burlington Group Common Stock ("Burlington Stock") and Pittston Minerals Group Common Stock ("Minerals Stock"), which were designed to provide shareholders with separate securities reflecting the performance of the Pittston Brink's Group (the "Brink's Group"), Pittston Burlington Group (the "Burlington Group") and Pittston Minerals Group (the "Minerals Group"), respectively, without diminishing the benefits of remaining a single corporation or precluding future transactions affecting any of the Groups.

     The financial information for the Minerals Group includes the results of the Coal and Minerals Ventures operations of the Company. It is prepared using the amounts included in the Company's consolidated financial statements. Accordingly, the Company's consolidated financial statements must be read in connection with the Minerals Group's financial data.

(2) In 1988, the trustees of certain pension and benefit trust funds (the "Trust Funds") established under collective bargaining agreements with the United Mine Workers of America ("UMWA") brought an action (the "Evergreen Case") against the Company and a number of its coal subsidiaries, claiming that the defendants were obligated to contribute to such Trust Funds in accordance with the provisions of the 1988 and subsequent National
     Bituminous Coal Wage Agreements, to which neither the Company nor any of its subsidiaries were a signatory. In 1993, the Company recognized in its consolidated financial statements the potential liability that might have resulted from an ultimate adverse judgement in the Evergreen Case.

     In March 1996, a settlement was reached in the Evergreen Case. Under the terms of the settlement, the coal subsidiaries which had been signatories to earlier National Bituminous Coal Wage Agreements agreed to make various lump sum payments in full satisfaction of all amounts allegedly due to the Trust Funds through January 31, 1996, to be paid over time as follows: approximately $25.8 million upon dismissal of the Evergreen Case and the remainder of $24 million in installments of $7.0 million in 1996 and $8.5 million in each of 1997 and 1998. The first payment was entirely funded through an escrow account previously established by the Company. The second payment of $7.0 million was paid in 1996 and was funded from cash provided by operating activities. The third payment of $7.0 million is expected to be paid in August, 1997 and will be funded from cash provided by operating activities. In addition, the coal subsidiaries agreed to future participation in the UMWA 1974 Pension Plan.

     As a result of the settlement of the Evergreen Case at an amount lower than previously accrued, the Company recorded a pretax gain of $35.7 million ($23.2 million after tax) in the first quarter of 1996 in its consolidated financial statements and the financial statements of the Minerals Group.

(3) In 1996, the Minerals Group implemented a new accounting standard, Statement of Financial Accounting Standards ("SFAS") No. 121, "Accounting for the Impairment of Long- Lived Assets and for Long-Lived Assets to Be Disposed Of". SFAS No. 121 requires companies to review assets for impairment whenever circumstances indicate that the carrying amount of an asset may not be recoverable. SFAS No. 121 resulted in a pretax charge to earnings in the first quarter of 1996 for the Minerals Group's Coal operations of $29.9 million ($19.5 million after tax) , of which $26.3 million was included in cost of sales and $3.6 million was included in selling, general and administrative expenses. Assets for which the impairment loss was recognized consisted of property, plant and equipment, advanced royalties and goodwill.

(4) During the three months ended June 30, 1997 and 1996, the Company purchased 13,000 shares (at a cost of $0.4 million) and no shares, respectively, of Brink's Stock; no shares and 5,000 shares (at a cost of $0.1 million), respectively, of Burlington Stock; and no shares of Minerals Stock under the share repurchase program authorized by the Board of Directors of the Company (the "Board"). During the six months ended June 30, 1997 and 1996, the Company purchased 166,000 shares (at a cost of $4.3 million) and no shares, respectively, of Brink's Stock; 132,100 shares (at a cost of $2.6 million) and 5,000 shares (at a cost of $0.1 million), respectively, of Burlington Stock; and no shares of Minerals Stock under the share repurchase program.

(5) There were no Series C Cumulative Convertible Preferred Stock (the "Convertible Preferred Stock") repurchases during the quarter and six months ended June 30, 1997.

     During the quarter and six months ended June 30, 1996, the Company purchased 10,600 shares of the Convertible Preferred Stock. Preferred dividends included on the Company's Statement of Operations for the quarter and six months ended June 30, 1996, are net of $1.1 million which is the excess of the carrying amount of the Convertible Preferred Stock over the cash paid to holders of the stock.

(6) Certain prior period amounts have been reclassified to conform to the current period's financial statement presentation.

(7) Financial information for the Brink's Group, which includes the results of the Company's Brink's, Incorporated and Brink's Home Security, Inc. businesses, and the Burlington Group, which includes the results of the Company's Burlington Air Express Inc. business, is available upon request.